================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                            SCHEDULE 14A INFORMATION
                                 Proxy Statement
       (Pursuant to Section 14(a) of the Securities Exchange Act of 1934)

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:
|_|   Preliminary Proxy Statement
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Materials Pursuant toss.240.14a-11(c) orss.240.14a-12


                         OAK TREE MEDICAL SYSTEMS, INC.
                (Name of Registrant as specified in its Charter)


                         OAK TREE MEDICAL SYSTEMS, INC.
                   (Name of Person(s) Filing Proxy Statement)


Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1) Amount Previously Paid:

        (2) Form, Schedule or Registration Statement no.:

        (3) Filing Parties:

        (4) Date Filed:
================================================================================

                         OAK TREE MEDICAL SYSTEMS, INC.
                              1725 Tenbroeck Avenue
                              Bronx, New York 10461


                        --------------------------------


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        TO BE HELD ON SEPTEMBER 15, 2000

                        ---------------------------------

To the Stockholders of
Oak Tree Medical Systems, Inc.

         NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders of Oak Tree Medical Systems, Inc., a Delaware corporation (the "Company"), will be held at 10:00 a.m., local time, on Friday, September 15, 2000, at the Hotel Inter-Continental Miami, 100 Chopin Plaza, Miami, Florida 33131 for the following purposes:

     (1) To elect five members to the Company's Board of Directors to hold office until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

     (2) To transact such other business as may properly come before the meeting and any adjournment thereof.

         The Company's Annual Report on Form 10-KSB, as amended, for the fiscal year ended May 31, 1999 is being mailed to stockholders along with the attached proxy statement.

         The Board of Directors has fixed the close of business on July 18, 2000 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment thereof. A complete list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder of the Company for any purpose germane to the Annual Meeting during normal business hours at the offices of the Company, 1725 Tenbroeck Avenue, Bronx, New York 10461, for the 10-day period prior to the Annual Meeting and at the Annual Meeting.

         Whether or not you expect to be present, please sign, date and return the enclosed proxy card in the enclosed pre-addressed envelope as promptly as possible. No postage is required if mailed in the United States.

                                       By Order of the Board of Directors,

                                       /s/ HENRY DUBBIN
                                       Henry Dubbin
                                       President

Bronx, New York
August 24, 2000

THIS IS AN IMPORTANT MEETING AND ALL STOCKHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. THOSE STOCKHOLDERS WHO ARE UNABLE TO ATTEND ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                         ANNUAL MEETING OF STOCKHOLDERS
                                       OF
                         OAK TREE MEDICAL SYSTEMS, INC.
                        --------------------------------


                                 PROXY STATEMENT


                             -----------------------


                     DATE, TIME AND PLACE OF ANNUAL MEETING

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Oak Tree Medical Systems, Inc., a Delaware corporation (the "Company"), of proxies from the holders of the Company's common stock, par value $0.01 per share (the "Common Stock"), for use at the 2000 Annual Meeting of Stockholders of the Company to be held on Friday, September 15, 2000, at 10:00 a.m., local time, at the Hotel Inter-Continental Miami, 100 Chopin Plaza, Miami, Florida 33131 and any adjournment(s) thereof (the "Annual Meeting"), pursuant to the enclosed Notice of Annual Meeting of Stockholders. The approximate date this Proxy Statement and the enclosed form of proxy are first being sent to the Company's stockholders is August 24, 2000. The complete mailing address of the principal executive offices of the Company is 1725 Tenbroeck Avenue, Bronx, New York 10461.

                          INFORMATION CONCERNING PROXY

         The enclosed proxy is solicited on behalf of the Board of Directors of the Company. The giving of a proxy does not preclude the right to vote in person should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise thereof, either in person at the Annual Meeting or by filing with the Secretary of the Company at the Company's principal executive offices a written revocation or duly executed proxy bearing a later date; however, no such revocation will be effective until written notice of the revocation is received by the Company at or prior to the Annual Meeting.

         The cost of preparing, assembling and mailing this Proxy Statement, the Notice of Annual Meeting of Stockholders and the enclosed proxy is to be borne by the Company. In addition to the use of mail, employees of the Company may solicit proxies personally and by telephone and facsimile. They will receive no compensation therefor in addition to their regular salaries. Arrangements will be made with banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy material to their principals and to request authority for the execution of proxies. The Company will reimburse such persons for their expenses in so doing.


                             PURPOSES OF THE MEETING

         At the Annual Meeting, the Company's stockholders will consider and vote upon the following matters:

     1. The election of five directors to serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected and qualified; and

     2. Such other business as may properly come before the Annual Meeting and any adjournment thereof.

         All proxies in the accompanying form which are properly executed and duly returned will be voted in accordance with the instructions specified therein. If no instructions are given, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth above) will be voted (i) FOR the election of the five nominees for directors named below; and (ii) in the discretion of the proxies named on the card with respect to any other matters properly brought before the Annual Meeting.

                      OUTSTANDING SHARES AND VOTING RIGHTS

         The Board of Directors has set the close of business on July 18, 2000 (the "Record Date"), as the record date for determining stockholders of the Company entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 7,020,022 shares of Common Stock issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Holders of Common Stock are entitled to one vote per share on each matter that is submitted to stockholders for approval.

         The attendance, in person or by proxy, of the holders of shares of Common Stock representing a majority of the outstanding shares of such stock is necessary to constitute a quorum. At the Annual Meeting, directors are elected by a plurality of the votes of shares present in person or represented by proxy and entitled to vote on the election of directors. Approval of the amendment to the Company's Certificate of Incorporation requires the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting. Any other matter that may be submitted to a vote of the stockholders will be approved by an affirmative vote of the majority of shares present in person or represented by proxy at the meeting and entitled to vote, unless otherwise required by law or the Company's Certificate of Incorporation or Bylaws. Abstentions are considered as shares present and entitled to vote for purposes of determining the presence of a quorum and for purposes of determining the outcome of any matter submitted to stockholders for a vote. Accordingly, abstentions will have the same effect as a vote against such proposal. The inspectors of election will treat shares referred to as "broker or nominee non-votes" (shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Shares represented by such broker or nominee non-votes, however, will be treated as not present and not entitled to vote on that subject matter and therefore will not be considered by the inspectors of election when counting votes cast on the matter (even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other matters.) Accordingly, abstentions and broker or nominee non-votes will not have the same effect as a vote against the election of any director. If less than a majority of the outstanding shares of Common Stock are represented at the Annual Meeting, a majority of the shares so represented may adjourn the Annual Meeting from time-to-time without further notice.


         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth information with respect to the beneficial ownership of the Company's Common Stock as of the Record Date by (a) each person known to the Company to own beneficially more than five percent of the Company's outstanding Common Stock, (b) each director (including nominees) who owns any such shares, (c) each Named Executive Officer (see "Executive
Compensation and Other Information--Summary of Cash and Certain Other Compensation"), and (d) the directors and executive officers of the Company as a group:

                                                                                       Common Stock
                                                                                  Beneficially Owned(1)
Name of Beneficial Owner                                                      Shares                Percent
------------------------                                                      ------                -------

Burton Dubbin.....................................................           820,000(2)              10.51%
  21394 Marina Cove Circle, Unit H11
  North Miami Beach, FL 33180

Henry Dubbin......................................................           650,000(3)               9.07%
     10155 Collins Avenue, Suite 607
     Bal Harbor, FL 33154

Simon Boltuch.....................................................            80,000(4)               1.13%
     c/o Oak Tree Medical Systems, Inc.
     1725 Tenbroeck Avenue
     Bronx, NY 10461

                                                          -2-


                                                                                       Common Stock
                                                                                  Beneficially Owned(1)
Name of Beneficial Owner                                                      Shares                Percent
------------------------                                                      ------                -------

Fred L. Singer....................................................            30,000(4)               *
     9240 West Bay Harbor Dr., Apt. 3-C
     Bal Harbor Islands, FL 33154

Jerry D. Klepner..................................................            20,000(4)               *
     c/o Black Kelley Scruggs & Healey
     1801 K Street, N.W. Suite 201L
     Washington, D.C. 20006

Maxwell M. Rabb...................................................            20,000(4)(5)            *
     c/o Kramer Levin Naftalis & Frankel LLP
     919 Third Avenue
     New York, NY 10022

Scott S. Rosenblum................................................           120,000(4)(5)            1.68%
     c/o Kramer Levin Naftalis & Frankel LLP
     919 Third Avenue
     New York, NY 10022

All directors and executive officers
     as a group (6 persons).......................................           920,000(6)              12.37%


----------------------

*      Less than one percent.

(1) Based on 7,020,022 shares of Common Stock outstanding as of the Record Date. Pursuant to the rules of the Securities and Exchange Commission (the "SEC"), certain shares of Common Stock which a person has the right to acquire within 60 days of July 18, 2000 pursuant to the exercise of convertible securities are deemed to be outstanding for the purpose of computing the percentage ownership of such person but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2) Includes (i) 280,000 shares of Common Stock subject to currently exercisable options, (ii) 500,000 shares subject to currently exercisable options that Mr. Burton Dubbin beneficially owns through Progressive Planning Associates, Inc., a corporation of which he is consultant, and
       (iii) 40,000 shares held indirectly.

(3) Represents (i) 500,000 shares of Common Stock that Mr. Henry Dubbin beneficially owns through Nevada Minerals Corporation, a corporation of which he is the majority stockholder and president, and (ii) 150,000 shares of Common Stock subject to currently exercisable options.

(4) Represents shares of Common Stock subject to currently exercisable options.

(5) Mr. Rabb is of counsel to and Mr. Rosenblum is a partner at the law firm of Kramer Levin Naftalis & Frankel LLP ("Kramer Levin"). While the reporting person owns directly no securities of the Company, Kramer Levin owns securities of the Company. Messrs. Rabb and Rosenblum disclaim beneficial ownership of the securities held by Kramer Levin, except to the extent of their pecuniary interest therein, if any.

(6)    Includes 420,000 shares subject to currently exercisable options.

                              ELECTION OF DIRECTORS

         The Company's Certificate of Incorporation provide that the number of directors constituting the Company's Board of Directors shall consist of not less than one member, the exact number of directors to be determined from time to time by resolution adopted by the Board of Directors. The Company's Bylaws provide that the number of directors shall be fixed from time to time, within the limits specified by the Certificate of Incorporation, by resolution of the Board of Directors. The Board of Directors has fixed five as the number of directors that will constitute the Board for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the 2001 Annual Meeting of Stockholders and until his successor has been duly elected and qualified.

Nominees

         All incumbent directors of the Company, Henry Dubbin, Fred L. Singer, Jerry D. Klepner, Maxwell M. Rabb and Scott S. Rosenblum, have been nominated for re-election at the Annual Meeting and proxies will be voted for such persons absent contrary instructions. See "Management--Executive Officers and Directors" for the biographies of the incumbent directors.

         The Board of Directors has no reason to believe that any nominee will refuse to act or be unable to accept election; however, in the event that a nominee for a directorship is unable to accept election or if any other unforeseen contingencies should arise, it is intended that proxies will be voted for the remaining nominees and for such other person as may be designated by the Board of Directors, unless it is directed by a proxy to do otherwise.

         Henry Dubbin has served as a director since May 1993. Mr. Singer has served as a director since April 1997. Messrs. Klepner, Rabb and Rosenblum have served as directors since October 1998.

         Directors are elected by a plurality of the votes cast at the Annual Meeting either in person or by proxy. Votes that are withheld will be excluded entirely from the vote and will have no effect.

         The Board of Directors unanimously recommends that stockholders vote "FOR" each of the nominees.


                                   MANAGEMENT

Executive Officers and Directors

         The executive officers and directors of the Company are as follows:

                    Name                           Age                      Position with the Company
---------------------------------------------     -------      -----------------------------------------------------

Henry Dubbin.............................           84         President and Director
Simon Boltuch............................           52         Chief Financial Officer
Fred L. Singer...........................           66         Vice President and Director
Jerry D. Klepner.........................           55         Director
Maxwell M. Rabb..........................           89         Director
Scott S. Rosenblum.......................           50         Director

         Henry Dubbin has served as President of the Company since April 1997 and a director of the Company since May 1993. Mr. Dubbin also served as Vice Chairman of the Board of Directors and Vice President of the

Company from May 1993 to April 1997. Mr. Dubbin currently is the President of Nevada Minerals Corporation, a diversified company engaged in the mining business. From 1955 to 1992, Mr. Dubbin worked with Canaveral International, Inc., a diversified public company, from which he retired as Chairman of the Board.

         Simon Boltuch has served as Chief Financial Officer of the Company since September 1998. Prior to joining the Company, Mr. Boltuch served as Chief Financial Officer of News America In-Store from 1996 to 1998. Mr. Boltuch served as Vice President of Taxation for News America Publishing, Inc. from 1992 to 1995. From 1980 to 1991, Mr. Boltuch served as Vice President Controller of News America Publishing, Inc. Mr. Boltuch is a certified public accountant.

         Fred L. Singer has served as a member of the Board of Directors since April 1997 and as Vice President of the Company since August 1997. Since 1963, Mr. Singer has served as director, producer and cinematographer for Coronado Productions, a/k/a Coronado Studios, a video production company.

         Jerry D. Klepner has served as a member of the Board of Directors since October 1998. Mr. Klepner has served as Managing Director at Black, Kelly, Scruggs & Healey since February 1998. From June 1996 to February 1998, Mr. Klepner was a Senior Vice President at Ketchum Public Relations, a public relations firm. From January 1993 to June 1996, he served as Assistant Secretary for Legislation at the U.S. Department of Health and Human Services under Secretary Donna Shalala as an advocate before the U.S. Congress on health and human services initiatives. He also served as Acting Chief of Staff and Transition Director for Secretary of Labor Alexis Herman during the spring of 1997, and was a Senior Advisor for Domestic Policy to the Clinton-Gore Transition Team from November 1992 to January 1993. From 1987 to 1992, Mr. Klepner was Director of Legislation for the American Federation of State, County and Municipal Employees, a health care and public sector union.

         Maxwell M. Rabb has served as a member of the Board of Directors since October 1998. Ambassador Rabb has served as of counsel to the law firm of Kramer Levin since 1991 and was a partner at Stroock & Stroock & Lavan from 1958 to 1981 and 1989 to 1991. Ambassador Rabb served as the United States Ambassador to Italy from 1981 to 1989. Ambassador Rabb is a member of the board of directors of Sterling National Bank, MIC Industries, Inc., and Data Systems and Software, Inc. Ambassador Rabb also serves as a trustee or director of the Cardinals Cooke and O'Connor Inter City Scholarship Fund, the Lighthouse, the Eisenhower Institute, the George Marshall International Center and Seaman's Church Institute.

         Scott S. Rosenblum has served as a member of the Board of Directors since October 1998. Mr. Rosenblum has been a partner of Kramer Levin since 1991 and its Managing Director since 1994. Mr. Rosenblum is a member of the board of directors of several public companies, including Greg Manning Auctions, Inc., a collectibles auction house, Temco Services Industries, Inc., an industrial maintenance company, and I.T. International Theatres, Ltd., a leading motion picture distributor in Israel and central Europe.

Meetings and Committees of the Board of Directors

         During the fiscal year ended May 31, 1999 ("Fiscal 1999"), there were a total of two meetings of the Board of Directors. Each director attended all such meetings.

         During Fiscal 1999, the Company's Board of Directors did not have any committees.

Director Compensation

         Each of Messrs. Singer, Klepner, Rabb and Rosenblum receives director fees of $1,000 per month and is reimbursed for any expenses incurred on behalf of the Company. Directors, who are not employees of the Company, are reimbursed for expenses pertaining to attendance at meetings of the Company's Board of Directors, including travel, lodging and meals.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

         The following table sets forth certain summary information concerning compensation paid or accrued by the Company and its subsidiaries to or on behalf of the Company's Chief Executive Officer and each of the most highly compensated executive officers of the Company who were serving as executive officers at the end of the last completed fiscal year, whose total annual salary and bonus, determined as of the end of the last fiscal year, exceeded $100,000 (collectively, the "Named Executive Officers"), for the fiscal years ended May 31, 1999, 1998 and 1997.

                           SUMMARY COMPENSATION TABLE
                                                                                   Long-Term
                                                                                 Compensation
                                               Annual Compensation(1)          -----------------
                                        -----------------------------------    No. of Securities
                                        Fiscal                                    Underlying        All Other
 Name and Principal Position             Year      Salary($)      Bonus ($)         Options        Compensation
 ---------------------------             ----      ---------      ---------         -------        ------------

Henry Dubbin                           1999         $ 48,000
   President                           1998           32,000
                                       1997           15,414

                                       1999         $131,250
Simon Boltuch
   Chief Financial Officer

Gary Danziger                          1998         $147,000                                           $94,924(2)
   Chief Operating Officer             1997(3)       120,641        $100,000         350,000

-------------

(1) The column for "Other Annual Compensation" has been omitted because there is no compensation required to be reported in such columns. The aggregate amount of perquisites and other personal benefits provided to each officer listed above is less than 10% of the total annual salary and bonus of such officer.

(2) Represents settlement payment upon Mr. Danziger's resignation from the Company in February 1998 and termination of his employment agreement, deferred compensation and options to acquire 350,000 shares of Common Stock.

(3) Includes deferred compensation of $100,000 as of May 31, 1997, pursuant to Mr. Danziger's amended employment agreement with the Company.

                        OPTION GRANTS IN LAST FISCAL YEAR

                  Number of Securities      Percent of Total Options
Name              Underlying Options        Granted to Employees       Exercise Price         Expiration Date
----              ------------------        --------------------       --------------         ---------------

Simon Boltuch           20,000                      3.45%                  $2.00              September 1, 2008

Option Exercises in Last Fiscal Year and Year-End Option Value Table

         The following table sets forth certain information concerning option exercises in Fiscal 1999, the number of stock options held by the Named
Executive Officers as of May 31, 1999 and the value (based on the fair market value of a share of stock at fiscal year-end) of in-the-money options outstanding as of such date.


                                  Number of              Number of Unexercised       Value of Unexercised In-the-Money
                                   Shares                      Options at                        Options at
                                  Acquired                    May 31, 1999                   May 31, 1999(1)
                                     on       Value    --------------------------     ------------------------------
             Name                 Exercise   Realized  Exercisable  Unexercisable     Exercisable      Unexercisable
             ----                 --------   --------  -----------  -------------     -----------      -------------
Henry Dubbin                           0           0      250,000            0        $375,000                $0
Fred  Singer                           0           0       15,000            0          37,500                 0
Simon  Boltuch                         0           0       20,000            0          30,000                 0

-------------

(1) Value is calculated on the basis of the difference between the option exercise price and the average of the bid and asked prices for the Common Stock at May 28, 1999 as quoted on the over-the-counter market, multiplied by the number of shares underlying the option.

Employment Contracts and Termination of Employment Agreements

         The Company has an employment agreement with Henry Dubbin, as amended effective June 1998, expiring on June 14, 2002 and providing for a salary of $50,000 per year. Mr. Dubbin received a salary of $48,000 in fiscal 1999, $32,000 in fiscal 1998 and $15,414 in fiscal 1997 and waived his salary for fiscal 1995.

         The Company has an employment agreement with Simon Boltuch, as of September 1, 1998, expiring on August 31, 2001 which provides for (i) an annual salary of $175,000, (ii) performance bonus of up to $35,000 annually and (iii) annual options to acquire 20,000 shares of Common Stock at an exercise price equal to the fair market value of the shares on date of grant (September 1, 1999 and September 1, 2000).

         Gary Danziger had a three-year employment agreement with the Company, an amended in July 1997, expiring in October 1999 which provided for (i) an annual salary of $260,000, (ii) deferred compensation for the year ended May 31, 1997 of either $100,000 or 50,000 shares, (iii) incentive bonuses of up to $30,000 per quarter, (iv) options to acquire 350,000 shares of Common Stock, exercisable at $1.00 per share until October 1, 1998, (v) a loan facility of $350,000, payable in three years from the date of borrowing at interest of 7% per annum and (vi) severance equal to 200% or 100% of salary if terminated during twelve months ended September 30, 1998 or 1999, respectively. In February 1998, Mr. Danziger resigned all positions with the Company and his employment agreement was terminated, including his right to receive 50,000 shares of Common Stock (which was recorded as deferred compensation of $100,000) and his options to acquire 350,000 shares of Common Stock in exchange for $60,000 in cash. In addition, the Company forgave outstanding net loans to Mr. Danziger in the amount of $34,924.

Certain Transactions

         Mr. Burton Dubbin, the son of Mr. Henry Dubbin, was an employee of the Company from April 1997 through August 1997. During fiscal 1998, Mr. Burton Dubbin received total compensation of $125,000 from the Company, which consisted of salary for the months he served as an employee of the Company and consulting fees for the months he served as a consultant to the Company. In August 1997, after termination of his employment with the Company, Mr. Burton Dubbin entered into a consulting agreement ("Consulting Agreement") for a period of two years at a fee of $150,000 per year, plus 125,000 shares of Common Stock, with 25,000 shares issued immediately and the remaining 100,000 shares issued over a 20 month period at 5,000 shares per month. In June 1998, the Company amended the Consulting Agreement to extend the term of the agreement to August 2002 and granted options to purchase 500,000 shares of Common Stock of the Company at an exercise price of $2.17.

         In October 1998, Messrs. Rabb and Rosenblum were appointed to the Board of Directors of the Company. Mr. Rabb is of counsel to and Mr. Rosenblum is a partner of the law firm of Kramer Levin, which has served as outside counsel to the Company during fiscal 1998 and received customary fees for legal services.

Change in Control

         The Company is in negotiations to acquire certain companies whose assets consist primarily of management contracts with approximately 42 medical practices and MRI facilities located in the greater New York metropolitan area. The purchase price for these acquisitions will be five times the Adjusted EBITDA (as defined in the definitive agreements) of the target companies, of which purchase price 60% will be paid in cash at the closing and 40% will be paid in shares of common stock of the Company after two years following the closing based on the average

EBITDA of the target companies during such two-year period. The Company intends to finance the proposed acquisition through issuance of debt and equity securities of the Company, which, if consummated, will result in a substantial change to the Company's current debt and equity structure and could result in a change in control of the Company. Although the definitive agreements by their terms may be terminated by the Company or the sellers upon written notice, no such notice has been given by any of the parties and the parties to the agreements are continuing to attempt to satisfy their respective conditions to closing. There can be no assurance, however, that the Company will consummate the purchase of these assets or meet its obligations of raising capital to complete the acquisition or that all the other conditions to closing will be met by any of the parties to the transaction.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock. Officers, directors and 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and representations that no other reports were required, during Fiscal 1999 all Section 16(a) filing requirements applicable to its officers, directors and 10% stockholders were complied with, except that Mr. Henry Dubbin did not file Forms 4 to report his disposition of shares.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of Most Horowitz & Company, LLP (" Most Horowitz" ) was engaged as the independent accountants for the fiscal years ended May 31, 1997 and May 31, 1998. On August 13, 1999, Most Horowitz resigned as the Company's independent accountants. Most Horowitz' reports on the financial statements of the Company for the two fiscal years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audit of the Company's financial statements for the fiscal year ended May 31, 1997 and May 31, 1998 and for the interim periods thereafter there were no disagreements between the Company and Most Horowitz on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Most Horowitz, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.

         On August 16, 1999, the Company's Board of Directors engaged Grant Thornton LLP ("Grant Thornton") as the Company's independent accountants for the fiscal year ended May 31, 1999. On August 17, 2000, the Company's Board of Directors dismissed Grant Thornton as the Company's independent accountants. The report of Grant Thornton on the Company's financial statements for the fiscal year ended May 31, 1999 did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles. In connection with the audit of the Company's financial statements for the fiscal year ended May 31, 1999 and for the interim periods thereafter there were no disagreements between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         The Company's Board of Directors has engaged Wiss & Company, LLP ("Wiss & Company") as the Company's independent accountants for the fiscal year ended May 31, 2000. Representatives of Wiss & Company are not expected to be present at the Annual Meeting but any stockholder who wishes to communicate with representatives of Wiss & Company should communicate directly with the Engagement Partner at 354 Eisenhower Parkway, Livingston, New Jersey 07039.

                                 OTHER BUSINESS

         The Board of Directors knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote proxies as, in their discretion, they may deem appropriate unless they are directed by a proxy to do otherwise.


                  INFORMATION CONCERNING STOCKHOLDER PROPOSALS

         Pursuant to Rule 14a-8 promulgated by the SEC, a stockholder intending to present a proposal to be presented at the 2001 Annual Meeting of Stockholders must deliver a proposal in writing to the Company's principal executive offices on or before April 26, 2001.

                                         By Order Of The Board Of Directors,

                                         /s/ HENRY DUBBIN
                                         Henry Dubbin
                                         President


Bronx, New York
August 24, 2000

                                  FORM OF PROXY

                         OAK TREE MEDICAL SYSTEMS, INC.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY

         The undersigned, a stockholder of OAK TREE MEDICAL SYSTEMS, INC., a Delaware corporation (the "Company"), hereby appoints Henry Dubbin and Fred L. Singer, and each of them, as proxies for the undersigned, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all of the shares of stock of the Company held of record by the undersigned at the close of business on July 18, 2000 at the Annual Meeting of Stockholders of the Company to be held at Hotel Inter-Continental Miami, 100 Chopin Plaza, Miami, Florida 33131, on Friday, September 15, 2000 at 10:00 a.m., local time, and at any adjournment thereof.

         1.       ELECTION OF               Henry Dubbin
                  DIRECTORS                 Jerry D. Klepner
                                            Maxwell M. Rabb
                                            Scott S. Rosenblum
                                            Fred L. Singer

         The Board of Directors unanimously recommends a vote FOR all nominees.

             [ ] FOR all nominees listed above, except authority to vote withheld from the following nominees (if any):_____________________________________________________

             [ ]      TO VOTE WITHHELD from all nominees.

         2. Upon such other matters as may properly come before such Annual Meeting or any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL OF THE NOMINEES FOR DIRECTORS.

                               (See reverse side)

                           (Continued from other side)

         The undersigned hereby acknowledges receipt of (1) the Notice of Annual Meeting of Stockholders, (2) the Proxy Statement, and (3) the Company's Annual Report on Form 10-KSB, as amended, for the fiscal year ended May 31, 1999.



Dated:  ____________________, 2000



----------------------------------
(Signature)


----------------------------------
(Signature if held jointly)


IMPORTANT: Please sign exactly as your name appears hereon and mail it promptly even though you now plan to attend the meeting. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. When shares are held by joint tenants, both should sign. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENVELOPE PROVIDED. NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES.